SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005
                                                           ------------


                         FALCON RIDGE DEVELOPMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                 0-28789                 84-1461919
           ------                 -------                 ----------
        jurisdiction           File Number)           Identification No.)
      of incorporation)


           5111 Juan Tabo Boulevard N.E.
              Albuquerque, New Mexico                        87111
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)


                                  505.856.6043
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ___ Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
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1.01  Entry into a material definitive agreement                        3

2.03  Creation of a direct financial obligation or an obligation
      under an off-balance sheet arrangement of a registrant            3

Signature                                                               4


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
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On June 1, 2005, Sierra Norte LLC (the "Borrower"), a wholly owned subsidiary of
Falcon Ridge Development, Inc. (the "Company"), and Karen Y. Duran (the
"Lender") executed a Promissory Note (the "Note") in the amount of $200,000 with an interest rate of 8.50% per annum. The Lender is the chief financial officer of the Company. The principal of $200,000 and the interest of $17,000 is due on June 1, 2006 (the "Due Date"). The unpaid principal after the Due Date will accrue interest at a rate of 12.0% annually until paid. The purpose of the loan was to provide working capital for the Company.

The Note provides that the following events will constitute a default of the
Borrower: (1) failure of the Borrower to pay the principal and any accrued interest; (2) filing of bankruptcy proceedings involving the Borrower as a debtor; (3) application for appointment of a receiver for the Borrower; (4) making a general assignment for the benefit of the Borrower's creditors; (5) the insolvency of the Borrower; (6) the misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit; or (7) death of the lender.

SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FALCON RIDGE DEVELOPMENT, INC

                                                By:   /s/ Fred M. Montano
                                                      --------------------------
                                                      Fred M. Montano, President
Date: December 21, 2005


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